Note 12 - Subsequent Events	3 Months Ended
Mar. 31, 2017
Notes to Financial Statements
Subsequent Events [Text Block]
12.
Subsequent Events

(a)	In
May 2017,
the Company early repaid in full the loan of Xingang Shipping Ltd. guaranteed by Joanna Maritime Ltd. of
$1,103,915
earlier than scheduled, and made a pre-payment of
$400,000
against the loans of Eirini Shipping Ltd. / Eleni Shipping Ltd. / Areti Shipping Ltd and Pantelis Shipping Corp. As a result, Joanna Maritime Ltd. was released from its mortgage and guarantee and M/V Joanna has become unencumbered.

(b)	In
May 2017,
the Company entered in a Memorandum of Agreement to acquire containership M/V EM Astoria, a
2,888
teu vessel built in
2004.
The vessel is to be acquired at market price from Euromar LLC, the Company’s joint venture with two
private equity firms. The agreement to acquire the vessel includes
100%
bank financing and a profit share agreed with the bank.